UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)
1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Jennifer L. Butler
Secretary
JPMorgan Value Opportunities Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
(Name and address of agent for service)

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2009

Date of reporting period: December 31, 2008

Item 1. Reports to Stockholders

Semi-Annual Report dated December 31, 2008

Semi-Annual Report
J.P. Morgan Value
Opportunities Fund
Six months ended December 31, 2008 (Unaudited)

CONTENTS

President’s Letter .....................................................................................................	1
Investment Adviser’s Report ..........................................................................................	2
Schedule of Portfolio Investments ....................................................................................	4
Financial Statements ..................................................................................................	7
Financial Highlights ...................................................................................................	12
Notes to Financial Statements ........................................................................................	14
Schedule of Shareholder Expenses ...................................................................................	18
Directors ...............................................................................................................	19

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

JPMorgan Value Opportunities Fund

PRESIDENT’S LETTER
FEBRUARY 6, 2009 (Unaudited)

Dear Fellow Shareholders:

For the six months ended December 31, 2008, JPMorgan Value Opportunities Fund (Class A shares) was down 27.8%, with all distributions reinvested. For the same period, the Standard & Poor’s 500 Index was down 28.5%, and the Russell 1000 Value Index was down 26.9%.

Calendar year 2008 was the worst year for investors since the 1930s. Not only did stock market indexes suffer large losses but market volatility was extreme. During the last four monthsof 2008, the Dow Jones Industrial Average experienced four of the 20 largest daily percentage declines in its history. The Dow fell 31.9% for the year. Stock markets fell all around the world, as stocks abroad generally declined in value even more than in the U.S.

The stock market’s particularly steep decline this past fall hit all industry sectors and was in reaction to the growing financial crisis, as many large financial institutions suffered significant losses. Generally, these losses were attributable to holdings of once highly rated mortgage-backed securities. As financial institutions tried to retrench, credit markets froze. A few large financial institutions failed or were acquired by stronger institutions. The federal government stepped in and provided financial support to some in order to prevent a collapse of the financial system. In September alone, Fannie Mae and Freddie Mac were placed into federal conservatorship. Lehman Brothers filed for bankruptcy; Bank of America agreed to buy Merrill Lynch; and Washington Mutual Savings Bank was taken over by the federal government, and subsequently bought by JPMorgan Chase.

Fortunately, the federal government has taken many actions to assure the viability of our financial system and its major institutions, to loosen credit markets, and to combat a growing recession. For example, the U.S. Treasury has been providing capital to financial institutions by purchasing preferred shares. The Federal Reserve has established credit, guarantee and lending facilities, as well as programs to purchase various types of securities for which trading markets are not functioning normally. The Federal Reserve has lowered the federal funds rate to nearly 0.0%. The Obama administration is working with the Congress to implement further "stimulus" programs.

Stabilizing the financial system is, however, made even more difficult by the weakened economy. Home prices have continued to fall during the past year. The national unemployment rate has risen to over seven percent. Corporate earnings are declining. Corporate spending for capital goods, such as machinery and computer equipment, has been falling. Fortunately, oil prices have fallen dramatically, and at this time inflation has moved to the back burner as a concern.

The stock market is considered by many to be a leading indicator of economic direction, and the lower stock prices as we begin 2009 may already reflect the difficult economic conditions we are facing. Of course, it is not possible to know whether we have actually reached the market’s low point.

The market’s fall this past year hit every industry sector, and had a similar impact on your Fund. The Fund’s insurance, finance, and capital markets holdings were particularly hard hit while consumer staples, healthcare, and telecom sectors fared better, even though they too lost ground. Please review the Investment Adviser’s Report (page 2) for more information.

In late December Cyrus A. Ansary retired as the Fund’s Chairman, having reached the Fund’s retirement age. Mr. Ansary became a director at the Fund’s inception and served with great distinction. We thank him for his exemplary leadership and many years of truly outstanding service.

The Board elected J. Knox Singleton to succeed Mr. Ansary as Chairman of the Board. Mr. Singleton is the President and Chief Executive Officer of INOVA Health System, based in northern Virginia and has served as an independent director of the Fund since 2004.

If you have any questions or comments about your Fund, please do not hesitate to contact us. As always, we look forward to reporting to you again in six months.

Sincerely,

Jeffrey L. Steele

President

INVESTMENT ADVISER’S REPORT
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception ...................	December 31, 2001
Fund Year End ....................	June 30
Net Assets as of 12/31/08
(in thousands) ....................	$441,807
Primary Benchmark ...............	Russell 1000 Value Index

Q:HOW DID THE FUND PERFORM?

A:The Value Opportunities Fund, which seeks to provide long-term capital appreciation*, had a total return of -27.8%** (Class A shares) for the trailing six months ended December 31, 2008, underperforming the -26.9% return of the Russell 1000 Value Index, the Fund’s benchmark.

Q:WHY DID THE FUND PERFORM THIS WAY?

A:Sector-specific analysis is a key part of our investment process. Over the past 20 years our disciplined analytic process has generally provided competitive results relative to our benchmark. However, the last year has been our most difficult period with returns from the most undervalued stocks in our research-driven rankings mostly negative, while the most overvalued stocks continued to perform well on a relative basis. This trend, while true in all sectors, was especially acute in the financial sector. Financials represented the largest sector of our benchmark and of the Fund throughout 2008; therefore, the impact on the Value Opportunities Fund was particularly negative.

We did not expect the extent of the operating losses in the financial group and were surprised by the government’s assessment as to companies that needed to be rescued and those that did not. Unfortunately, falling asset prices, weaker capital markets, deleveraging and rising mortgage, consumer and commercial loan losses have all been more negative than consensus and our own expectations and continue to take their toll on the financial sector’s current operating performance. As a result, we have significantly reduced our long-term earnings forecasts for many of these companies. Nevertheless current valuations, especially in certain sub-sectors, appear to reflect an expectation of a very long term economic malaise and very poor returns on capital. We do not believe that this will be the case, especially given the U.S. and now global government interventions to assist the financial sector and to move their economies out of recession.

After the last market bubble in the late 90s, our investment process produced excellent relative returns. We did this by avoiding the companies with excessive valuations and momentum and purchasing companies with cheap valuations on normalized earnings. In today’s market, we have chosen the same approach that is to invest in companies with extremely low valuations where fear is prevalent and momentum low. In the last quarter, this approach began to bear fruit. Although we remain well below the level of success we have come to expect, we do believe that with time we can once again achieve attractive investment results.

The portfolio underperformed its benchmark as stock selection in the finance and insurance sectors negatively impacted relative results, while stock selection in the basic materials and telecommunications sectors contributed positively to results.

One of the largest negative impacts on performance came from Freddie Mac, the government-sponsored entity providing support to the U.S. residential mortgage market. Initially, shares declined due to concerns that the severity of the credit crunch and the declining housing market would require the company to raise additional capital. Eventually these fears lead the U.S. Treasury to place Freddie into a conservatorship, effectively wiping out value for shareholders. We believe that the government’s action was not triggered by a failure of Freddie Mac to meet any of its obligations, but rather for other purposes. We did recognize this risk and it was the principal reason for trimming our position prior to the government’s action.

Shares of Genworth Financial also declined significantly after the life and mortgage insurer reported a net loss for the third quarter, driven primarily by large investment losses. The company’s problems were further compounded by a downgrade of their debt rating by Moody’s Investors Service as a result of the investment losses. Given the unprecedented environment, Genworth has suspended a share buyback plan and has borrowed from two revolving credit facilities as the company is committed to maintaining appropriate liquidity and strengthening its capital levels to maximize flexibility.

A top contributor to absolute performance was specialty chemical company, Rohm & Haas. Shares rose after the company agreed to be acquired by Dow Chemical for a 74% premium despite the slowdown in the U.S. economy. Dow believed Rohm & Haas to be an attractive acquisition as the combined firm significantly broadens Dow’s range of product offerings that feed into a wide range of end markets. In addition, there are significant synergies present as Rohm & Haas is the biggest consumer of propylene (used to make acrylics), which Dow produces.

Verizon Communications was a top contributor to performance as investors flocked to perceived safe havens within the telecommunications sector, where valuations remained compelling and dividends appeared intact. Investors also cheered Verizon’s acquisition of Alltel, which should provide synergies within its wireless business and boost long-term earnings growth. Verizon remains a large overweight position in the portfolio, reflecting our high conviction in the company’s long-term prospects and its ability to weather the current economic downturn relative to its peers.

Q:HOW WAS THE FUND MANAGED?

A:Our investment strategy utilizes active stock selection with a systematic valuation process. Sector bets are relatively constrained; however, within broad sectors we have established positions in companies that reflect broader themes. This strategy invests in a diversified portfolio of 70–110 U.S. large-cap equities. We seek to earn an annualized excess return above the Russell 1000 Value Index over a full market cycle (i.e., three to five years) before fees.

*The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financialhighlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the UnitedStates of America. The performance of Class A shares including a sales charge was –31.6%.

PORTFOLIO COMPOSITION BY SECTOR*
Financials ...........................................	24.7%
Energy ...............................................	15.7
Health Care .........................................	14.1
Consumer Staples ....................................	9.5
Industrials ...........................................	7.7
Consumer Discretionary ..............................	7.4
Information Technology ..............................	5.9
Telecommunication Services .........................	5.9
Utilities ..............................................	5.3
Materials .............................................	2.8
Short-Term Investment .............................	1.0

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Exxon Mobil Corp. ............................	8.3%
2.	Verizon Communications, Inc. ................	5.8
3.	Procter & Gamble Co. .........................	2.9
4.	Merck & Co., Inc. .............................	2.8
5.	Morgan Stanley ..............................	2.7
6.	Safeway, Inc. ................................	2.7
7.	Goldman Sachs Group, Inc. (The) .............	2.5
8.	Chevron Corp. ...............................	2.1
9.	Bank of America Corp. ........................	2.1
10.	Wells Fargo & Co. ...........................	2.1

*Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition and holdings are subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008 (Unaudited)
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR*	SINCE INCEPTION*
CLASS A SHARES	12/31/01
Without Sales Charge		–39.92%	–2.93%	–0.01%
With 5.25% Sales Charge		–43.08	–3.97	–0.78
CLASS B SHARES	12/31/01
Without CDSC		–40.23	–3.50	–0.65
With CDSC**		–45.23	–3.97	–0.65
CLASS C SHARES	2/19/05
Without CDSC		–40.25	–3.51	–0.65
With CDSC***		–41.25	–3.51	–0.65
INSTITUTIONAL CLASS SHARES	12/31/04	–39.69	–2.61	–0.23

*Performance inception date is 12/31/01. Performance for Class C and Institutional Class shares for periods prior to their inception is based on performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.
 **Assumes 5% CDSC (contingent deferred sales charge) for the one-year period and 3% CDSC for the five-year period.
***Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Common Stocks — 98.6%
	Aerospace & Defense — 2.5%
27	Boeing Co.	1,140
157	Honeywell International, Inc.	5,150
19	Precision Castparts Corp.	1,154
199	Spirit Aerosystems Holdings, Inc., Class A (a)	2,019
39	United Technologies Corp.	2,091
		11,554
	Auto Components — 0.7%
165	Johnson Controls, Inc.	2,997

	Beverages — 0.7%
64	Coca-Cola Co. (The)	2,905

	Biotechnology — 1.3%
42	Celgene Corp. (a)	2,345
70	Gilead Sciences, Inc. (a)	3,573
		5,918
	Capital Markets — 7.4%
132	Goldman Sachs Group, Inc. (The)	11,174
130	Merrill Lynch & Co., Inc.	1,510
749	Morgan Stanley	12,008
85	State Street Corp.	3,336
364	TD AMERITRADE Holding Corp. (a)	5,183
		33,211
	Chemicals — 1.9%
54	Air Products & Chemicals, Inc.	2,712
170	Dow Chemical Co. (The)	2,560
43	Rohm & Haas Co.	2,649
		7,921
	Commercial Banks — 3.2%
402	KeyCorp	3,425
271	Wachovia Corp.	1,502
307	Wells Fargo & Co.	9,037
		13,964
	Commercial Services & Supplies — 0.4%
66	Republic Services, Inc.	1,646

	Communications Equipment — 2.6%
472	Cisco Systems, Inc. (a)	7,693
449	Corning, Inc.	4,279
		11,972
	Computers & Peripherals — 0.4%
120	NetApp, Inc. (a)	1,677

	Consumer Finance — 2.9%
119	Capital One Financial Corp.	3,801
994	SLM Corp. (a)	8,851
		12,652
	Containers & Packaging — 0.7%
76	Ball Corp.	3,173

	Diversified Consumer Services — 0.6%
30	ITT Educational Services, Inc. (a)	2,861

	Diversified Financial Services — 3.1%
653	Bank of America Corp.	9,189
262	CIT Group, Inc.	1,189
502	Citigroup, Inc.	3,370
		13,748
	Diversified Telecommunication Services — 5.8%
759	Verizon Communications, Inc.	25,741

	Electric Utilities — 4.4%
169	American Electric Power Co., Inc.	5,624
132	Edison International	4,242
72	Exelon Corp.	3,979
52	FirstEnergy Corp.	2,519
342	NV Energy, Inc.	3,378
		19,742
	Electronic Equipment, Instruments
	& Components — 0.6%
65	Avnet, Inc. (a)	1,188
77	Tyco Electronics Ltd., (Bermuda)	1,243
		2,431
	Energy Equipment & Services — 0.5%
25	Baker Hughes, Inc.	793
66	Halliburton Co.	1,196
		1,989
	Food & Staples Retailing — 4.6%
234	CVS/Caremark Corp.	6,738
504	Safeway, Inc.	11,978
65	SYSCO Corp.	1,492
		20,208
	Food Products — 0.7%
51	General Mills, Inc.	3,076

	Health Care Providers & Services — 3.3%
121	Aetna, Inc.	3,461
61	Cardinal Health, Inc.	2,094
36	McKesson Corp.	1,389
180	WellPoint, Inc. (a)	7,598
		14,542
	Hotels, Restaurants & Leisure — 0.7%
77	International Game Technology	917
173	Royal Caribbean Cruises Ltd.	2,383
		3,300
	Household Products — 2.9%
210	Procter & Gamble Co.	12,966

	Industrial Conglomerates — 1.9%
506	General Electric Co.	8,193

	Insurance — 5.3%
119	ACE Ltd., (Switzerland)	6,305
186	Assurant, Inc.	5,574
600	Genworth Financial, Inc., Class A	1,698
40	MetLife, Inc.	1,408
50	RenaissanceRe Holdings Ltd., (Bermuda)	2,603
126	Travelers Cos., Inc. (The)	5,674
		23,262
	Internet Software & Services — 0.3%
4	Google, Inc., Class A (a)	1,292

	Machinery — 1.4%
161	Joy Global, Inc.	3,682
106	Kennametal, Inc.	2,348
		6,030
	Media — 5.2%
481	News Corp., Class A	4,376
257	Time Warner Cable, Inc., Class A (a)	5,507
535	Time Warner, Inc.	5,386
145	Virgin Media, Inc.	724
281	Walt Disney Co. (The)	6,371
		22,364
	Multi-Utilities — 0.8%
334	CMS Energy Corp.	3,376

	Oil, Gas & Consumable Fuels — 15.1%
27	Anadarko Petroleum Corp.	1,044
44	Apache Corp.	3,261
126	Chevron Corp.	9,300
20	ConocoPhillips	1,024
41	Consol Energy, Inc.	1,180
457	Exxon Mobil Corp.	36,500
38	Hess Corp.	2,050
187	Marathon Oil Corp.	5,111
74	Occidental Petroleum Corp.	4,424
41	Peabody Energy Corp.	942
151	Williams Cos., Inc.	2,189
		67,025
	Paper & Forest Products — 0.2%
647	Domtar Corp., (Canada) (a)	1,080

	Personal Products — 0.2%
30	Estee Lauder Cos., Inc. (The), Class A	923

	Pharmaceuticals — 9.5%
128	Abbott Laboratories	6,848
129	Bristol-Myers Squibb Co.	2,989
406	Merck & Co., Inc.	12,333
399	Pfizer, Inc.	7,065
425	Schering-Plough Corp.	7,240
138	Wyeth	5,175
		41,650
	Real Estate Investment Trusts (REITs) — 1.8%
31	Alexandria Real Estate Equities, Inc.	1,852
144	Annaly Capital Management, Inc.	2,287
169	Kimco Realty Corp.	3,095
14	Vornado Realty Trust	869
		8,103
	Road & Rail — 1.5%
282	Hertz Global Holdings, Inc. (a)	1,430
110	Norfolk Southern Corp.	5,184
		6,614
	Semiconductors & Semiconductor
	Equipment — 0.4%
37	Lam Research Corp. (a)	787
48	Xilinx, Inc.	857
		1,644
	Software — 1.6%
123	CA, Inc.	2,288
86	Microsoft Corp.	1,665
229	Symantec Corp. (a)	3,103
		7,056
	Specialty Retail — 0.2%
32	Advance Auto Parts, Inc.	1,092

	Thrifts & Mortgage Finance — 0.9%
1,132	MGIC Investment Corp.	3,938

	Tobacco — 0.4%
115	Altria Group, Inc.	1,727

	Total Long-Term Investments (Cost $552,718)	435,563

Short-Term Investment — 1.0%
Investment Company — 1.0%

4,590	JPMorgan Prime Money Market Fund,
	Institutional Class Shares (b)	4,590
	(Cost $4,590)

	Total Investments — 99.6%
	(Cost $557,308)	440,153

	Other Assets in Excess of Liabilities — 0.4%	1,654

	NET ASSETS — 100.0%	$441,807

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:
(a)Non-income producing security.
(b)Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan InvestmentManagement, Inc.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)
(Amounts in thousands)

ASSETS:
Investments in non-affiliates, at value	$435,563
Investments in affiliates, at value	4,590
Total investment securities, at value	440,153
Cash	62
Receivables:
Fund shares sold	1,353
Interest and dividends	986
Prepaid expenses and other assets	4
Total Assets	442,558

LIABILITIES:
Payables:
Fund shares redeemed	419
Accrued liabilities:
Investment advisory fees	143
Business management fees	24
Shareholder servicing fees	36
Distribution fees	33
Other	96
Total Liabilities	751
Net Assets	$441,807

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)(continued)
(Amounts in thousands, except per share amounts)

NET ASSETS:
Paid in capital	$765,574
Accumulated undistributed (distributions in excess of ) net investment income	192
Accumulated net realized gains (losses)	(206,804)
Net unrealized appreciation (depreciation)	(117,155)
Total Net Assets	$441,807

Net Assets:
Class A	$41,046
Class B	3,788
Class C	3,287
Institutional Class	393,686
Total	$441,807

Outstanding shares (total authorized capital stock — 500,000 $.01 par value, 43,984 outstanding)
Class A	4,076
Class B	381
Class C	330
Institutional Class	39,197

Net Asset Value:
Class A - Redemption price per share	$10.07
Class B - Offering price per share (a)	$9.95
Class C - Offering price per share (a)	$9.96
Institutional Class - Offering and redemption price per share	$10.04
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% - maximum sales charge)]	$10.63
Cost of investments in non-affiliates	$552,718
Cost of investments in affiliates	$4,590

(a)Redemption price for Class B and Class C shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)
(Amounts in thousands)

INVESTMENT INCOME:
Dividend income	$8,581
Dividend income from non-affilates (a)	72
Total investment income	8,653

EXPENSES:
Investment advisory fees	1,168
Business management fees	511
Distribution fees:
Class A	65
Class B	21
Class C	17
Shareholder servicing fees:
Class A	65
Class B	7
Class C	6
Institutional Class	261
Transfer agent fees	81
Auditing and legal fees	32
Custodian and accounting fees	31
Directors’ fees	15
Postage, stationery and supplies	10
Reports to shareholders	13
Registration and prospectus expenses	50
Other	53
Total expenses	2,406
Less amounts waived	(353)
Net expenses	2,053
Net investment income (loss)	6,600

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(157,125)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(27,696)
Net realized/unrealized gains (losses)	(184,821)
Change in net assets resulting from operations	$(178,221)

(a)Includes reimbursement of investment advisory and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Six Months Ended 12/31/08 (Unaudited)	Year Ended 6/30/08
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,600	$16,044
Net realized gain (loss)	(157,125)	(38,115)
Change in net unrealized appreciation (depreciation)	(27,696)	(214,026)
Change in net assets resulting from operations	(178,221)	(236,097)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,099)	(1,146)
From net realized gains	—	(9,122)
Class B
From net investment income	(65)	(80)
From net realized gains	—	(1,114)
Class C
From net investment income	(56)	(68)
From net realized gains	—	(951)
Institutional Class
From net investment income	(12,747)	(14,218)
From net realized gains	—	(84,942)
Total distributions to shareholders	(13,967)	(111,641)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(117,532)	53,306

NET ASSETS:
Change in net assets	(309,720)	(294,432)
Beginning of period	751,527	1,045,959
End of period	$441,807	$751,527

Accumulated undistributed (distributions in excess of) net investment income	$192	$7,559

SEE NOTES TO FINANCIAL STATEMENTS

	Six Months Ended 12/31/08 (Unaudited)	Year Ended 6/30/08
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,192	$17,748
Dividends and distributions reinvested	1,016	9,089
Cost of shares redeemed	(9,954)	(25,752)
Change in net assets from Class A capital transactions	$(6,746)	$1,085
Class B
Proceeds from shares issued	$189	$904
Dividends and distributions reinvested	58	1,091
Cost of shares redeemed	(1,702)	(3,209)
Change in net assets from Class B capital transactions	$(1,455)	$(1,214)
Class C
Proceeds from shares issued	$246	$2,283
Dividends and distributions reinvested	44	790
Cost of shares redeemed	(1,704)	(3,892)
Change in net assets from Class C capital transactions	$(1,414)	$(819)
Institutional Class
Proceeds from shares issued	$49,010	$158,670
Dividends and distributions reinvested	12,045	92,500
Cost of shares redeemed	(168,972)	(196,916)
Change in net assets from Institutional Class capital transactions	$(107,917)	$54,254

Total change in net assets from capital transactions	$(117,532)	$53,306

SHARE TRANSACTIONS:
Class A
Issued	194	951
Reinvested	106	529
Redeemed	(826)	(1,433)
Change in Class A shares	(526)	47
Class B
Issued	17	47
Reinvested	6	65
Redeemed	(150)	(185)
Change in Class B shares	(127)	(73)
Class C
Issued	22	125
Reinvested	5	47
Redeemed	(147)	(225)
Change in Class C shares	(120)	(53)
Institutional Class
Issued	3,982	9,092
Reinvested	1,261	5,363
Redeemed	(12,760)	(11,098)
Change in Institutional Class shares	(7,517)	3,357

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Per share operating performance							Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (b)
Class A
Six Months Ended December 31, 2008 (Unaudited)	$14.36	$0.14	$(4.16)	$(4.02)	$(0.27)	$—	$(0.27)	$10.07	(27.87)%	$41,046	1.06%	1.90%	1.17%	50%
Year Ended June 30, 2008	21.32	0.24	(4.95)	(4.71)	(0.23)	(2.02)	(2.25)	14.36	(23.72)	66,061	1.05	1.41	1.14	80
Year Ended June 30, 2007	17.95	0.25	3.85	4.10	(0.25)	(0.48)	(0.73)	21.32	23.23	97,106	1.07	1.28	1.21	80
January 1, 2006 to June 30, 2006 (e)	17.15	0.13	0.67	0.80	—	—	—	17.95	4.66	77,228	1.10	1.47	1.23	42
Year Ended December 31, 2005	17.00	0.18	0.45	0.63	(0.17)	(0.31)	(0.48)	17.15	3.66	74,797	1.07	1.22	1.17	70
Year Ended December 31, 2004	16.62	0.15	2.70	2.85	(0.15)	(2.32)	(2.47)	17.00	17.14	43,255	1.44	0.88	1.62	41
Year Ended December 31, 2003	15.48	0.10	4.86	4.96	(0.10)	(3.72)	(3.82)	16.62	32.63	39,014	1.41	0.64	1.65	61

Class B
Six Months Ended December 31, 2008 (Unaudited)	14.07	0.12	(4.07)	(3.95)	(0.17)	—	(0.17)	9.95	(28.00)	3,788	1.56	1.39	1.67	50
Year Ended June 30, 2008	20.94	0.16	(4.88)	(4.72)	(0.13)	(2.02)	(2.15)	14.07	(24.14)	7,149	1.55	0.90	1.64	80
Year Ended June 30, 2007	17.66	0.15	3.78	3.93	(0.17)	(0.48)	(0.65)	20.94	22.57	12,175	1.57	0.78	1.71	80
January 1, 2006 to June 30, 2006 (e)	16.91	0.08	0.67	0.75	—	—	—	17.66	4.44	9,370	1.60	0.97	1.73	42
Year Ended December 31, 2005	16.77	0.11	0.40	0.51	(0.06)	(0.31)	(0.37)	16.91	3.03	8,233	1.64	0.66	1.73	70
Year Ended December 31, 2004	16.45	0.02	2.64	2.66	(0.02)	(2.32)	(2.34)	16.77	16.14	384	2.26	0.15	2.41	41
Year Ended December 31, 2003	15.40	(0.01)	4.78	4.77	—	(3.72)	(3.72)	16.45	31.56	98	2.14	(0.08)	2.38	61

Class C
Six Months Ended December 31, 2008 (Unaudited)	14.09	0.13	(4.09)	(3.96)	(0.17)	—	(0.17)	9.96	(28.04)	3,287	1.56	1.40	1.67	50
Year Ended June 30, 2008	20.97	0.16	(4.89)	(4.73)	(0.13)	(2.02)	(2.15)	14.09	(24.16)	6,347	1.55	0.90	1.64	80
Year Ended June 30, 2007	17.67	0.14	3.80	3.94	(0.16)	(0.48)	(0.64)	20.97	22.64	10,554	1.57	0.78	1.71	80
January 1, 2006 to June 30, 2006 (e)	16.92	0.08	0.67	0.75	—	—	—	17.67	4.43	8,011	1.60	0.97	1.73	42
February 23, 2005 to December 31, 2005 (f)	16.59	0.10	0.59	0.69	(0.05)	(0.31)	(0.36)	16.92	4.16	7,854	1.64	0.67	1.73	70

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	14.38	0.20	(4.20)	(4.00)	(0.34)	—	(0.34)	10.04	(27.70)	393,686	0.65	2.31	0.77	50
Year Ended June 30, 2008	21.36	0.30	(4.96)	(4.66)	(0.30)	(2.02)	(2.32)	14.38	(23.46)	671,970	0.65	1.81	0.74	80
Year Ended June 30, 2007	17.98	0.32	3.87	4.19	(0.33)	(0.48)	(0.81)	21.36	23.75	926,124	0.65	1.70	0.81	80
January 1, 2006 to June 30, 2006 (e)	17.14	0.17	0.67	0.84	—	—	—	17.98	4.90	704,001	0.64	1.93	0.84	42
Year Ended December 31, 2005 (f)	17.00	0.28	0.42	0.70	(0.25)	(0.31)	(0.56)	17.14	4.11	568,515	0.65	1.64	0.84	70

(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
(d)  Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)  Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.
(f)  Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization
The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation.The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge ("CDSC"). Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund is valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Fund’s Board of Directors. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by counterparties or by independent or affiliated pricing services or third party broker-dealers approved by the Board of Directors. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Directors, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities
Level 1 — Quoted prices	$440,153
Level 2 — Other significant observable inputs	–
Level 3 — Significant unobservable inputs	–
Total	$440,153

B. Securities Transactions and Investment Income —  Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D. Federal Income Taxes — It is the Fund’s policy to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008 were as follows (amounts in thousands):

Federal income tax cost of investments ................................................................................	$ 557,308

Gross unrealized appreciation of investments .........................................................................	28,009
Gross unrealized depreciation of investments .........................................................................	(145,164)

Net unrealized appreciation (depreciation) of investments ...........................................................	$(117,155)

Financial Accounting Standards Board (the "FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109" (the "Interpretation") establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Adviser") acts as the investment advisor to the Fund. The Adviser is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.40%.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in money market funds for the six months ended December 31, 2008 was approximately $3,000.

B. Business Management Fee — Pursuant to the Business Management Agreement, Washington Management Corporation ("WMC" or the "Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.175%. For the six months ended December 31, 2008, the Business Manager waived fees as outlined in Note 3.F.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Directors has adopted Distribution Plans (the "Distribution Plans") for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor received approximately the following amounts: Class A — $65,000, Class B — $21,000 and Class C — $17,000. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of JLG, earned approximately $11,000 on its retail sales of shares of the Fund and Distribution Plan fees.

D. Shareholder Servicing Fees — The Fund has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides support services to shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A, Class B and Class C Shares and 0.10% for the Institutional Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. For the six months ended December 31, 2008, the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. No credits were earned during the six months ended December 31, 2008.

F. Waivers and Reimbursements — The Adviser, Business Manager and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class Shares (excluding interest, taxes and extraordinary expenses) exceed 1.09%, 1.59%, 1.59%, and 0.65%, respectively, of the average daily net assets for each class. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other Share Class expenses. The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The expense limitation percentages are due to expire October 31, 2009, but may be extended. For the six months ended December 31, 2008, the Fund’s service providers contractually waived fees for the Fund as follows: Business Manager — approximately $312,000, Shareholder Servicing Agent — approximately $41,000. None of these parties expect the Fund to repay any such waived fees in future years.

G. Other —  All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the six months ended December 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser or Business Manager.

The Fund may use related party broker/dealers. For the six months ended December 31, 2008, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions
The Fund made purchases of investment securities, other than short-term securities, of approximately $296,828,000 and sales of approximately $406,374,000 during the six months ended December 31, 2008. During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Concentration and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$ 721.30	$4.60	1.06%
Hypothetical	1,000.00	1,019.86	5.40	1.06
Class B
Actual	1,000.00	720.00	6.76	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class C
Actual	1,000.00	719.60	6.76	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Institutional Class
Actual	1,000.00	723.00	2.82	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DIRECTORS
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name, Age and Position with the Fund	Year First Elected a Director or Officer of the Fund (a)	Principal Occupation(s) During Past 5 Years	Other Directorships Held (b)
Independent Directors
J. Knox Singleton, 60 Chairman of the Board (Independent and Non-Executive)	2004	President and Chief Executive Officer, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc. and Washington Mutual Investors Fund
Barbara Hackman Franklin, 68	2007	President and CEO, Barbara Franklin Enterprises (international business and governance consulting); former U.S. Secretary of Commerce	Aetna, Inc; The American Funds Tax-Exempt Series I; The Dow Chemical Company and Washington Mutual Investors Fund
R. Clark Hooper, 62	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President – Policy and Oversight, NASD	American Funds Group (18 portfolios) and The Swiss Helvetia Fund Inc.
James C. Miller III, 66	2001	Senior Advisor, Husch Blackwell Sanders LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget	The American Funds Tax-Exempt Series I; Clean Energy Fuels Corporation and Washington Mutual Investors Fund
Katherine D. Ortega, 74	2003	Former Treasurer of the United States	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Interested Directors (c)
James H. Lemon, Jr., 72 Vice Chairman of the Board	1985	Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Jeffrey L. Steele, 63 President	1999	President and Director, Washington Management Corporation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

(a)  Directors and officers of the Fund hold office until their resignation, removal or retirement.
(b)  This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.
(c)  "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Washington, DC 20005.

OTHER OFFICERS
(Unaudited)

Name, Age and Position with Fund	Year First Elected an Officer of the Fund*	Principal Occupation(s) During Past 5 Years
Michael W. Stockton, 41 Vice President, Treasurer and Assistant Secretary	1993	Senior Vice President, Secretary, Treasurer and Director, Washington Management Corporation
Lois A. Erhard, 56 Vice President	1987	Vice President, Washington Management Corporation
Jennifer L. Butler, 42 Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation; former Specialist, Fund Administration, Pacific Investment Management Company
Stephanie L. Pfromer, 40 Assistant Secretary	2007	Vice President and General Counsel, Washington Management Corporation; former Vice President and Senior Counsel, The BISYS Group, Inc.
J. Lanier Frank, 47 Assistant Vice President	1995	Assistant Vice President, Washington Management Corporation
Curt M. Scott, 30 Assistant Treasurer	2007	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; former Financial Analyst, The BISYS Group, Inc.

*Officers of the Fund hold office until their resignation, removal or retirement.

JPMorgan Funds are distributed by JPMorgan Funds Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co.

Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public

Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended

June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast: for example, for or against the proposal.

JPMorgan Value Opportunities Fund

1101 Vermont Avenue, NW

Washington, DC 20005-3585

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008

SAN-VO-1208

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities and Exchange Act of 1934.

Item 6. Schedule of Investments.

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) Not applicable to this filing.

(b) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, and
Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By /s/Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: February 25, 2009

By /s/Michael W. Stockton
Michael W. Stockton, Vice President, Principal Financial Officer
and Treasurer
Date: February 25, 2009